UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           June 9, 2006
          ----------------------------------------------
         Date of Report (Date of earliest event reported)



                     RIVAL TECHNOLOGIES, INC.
      -----------------------------------------------------
      (Exact name of registrant as specified in its charter)


          Nevada                     000-49900                NA
----------------------------   ----------------------    -----------------
(State or other jurisdiction  (Commission File Number)    (IRS Employer
     of incorporation)                                  Identification No.)

3155 East Patrick Lane, Suite 1, Las Vegas, Nevada             89120
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     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (888) 989-0584


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

On June 9, 2006, Rival Technologies, Inc., with the approval of our board of directors, dismissed Kyle L. Tingle, CPA, LLC ("Kyle L. Tingle") as our independent auditor because that firm failed to complete our audit in a timely manner. We engaged Kyle L. Tingle on April 7, 2006 and that firm did not issue a report for our financial statements for either of the past two fiscal years. There were no disagreements between Rival Technologies and Kyle L. Tingle on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years or any subsequent interim period preceding the date of dismissal.


On June 9, 2006, Rival Technologies, Inc., with the approval of our board of directors, engaged Dohan and Company, CPA's, P.A. ("Dohan and Company") as our independent auditors. Dohan and Company had audited our financials statements for the fiscal years ended December 31, 2004 and 2003 and its reports for each of the two fiscal years were modified as to the uncertainty of our ability to continue as a going concern. We did not consult with Dohan and Company from April 7, 2006 through June 9, 2006 regarding either:
      (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; and neither a written report was provided to us nor oral advice was provided that Dohan and Company concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; and
      (ii) any matter that was either the subject of a disagreement or a reportable event.

We did consult with Dohan and Company regarding the audit of our financial statements for the fiscal year ended December 31, 2004, and Dohan and Company reviewed our quarterly reports for the 2005 year.


          Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibits

  16   Letter of agreement from Kyle L. Tingle, CPA, LLC
       (to be filed by amendment)


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               RIVAL TECHNOLOGIES, INC.


                                /s/ Robin J. Harvey
Date: June 13, 2006         By: ____________________________________
                                Robin J. Harvey, President